DRAFT:  July 21, 2009
                                                                    Exhibit 99.1


                                 CLASS A SHARES
                                 --------------

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Exhibit 99.1 is amended and restated to read in its entirety as follows:
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

                                                                                                                    Convictions for
                                                                                                                      crime (other
                                                                                                                      than traffic
                                                                                                                      violations or
                                                                                            Principal occupation       similar
                                                                                             or employment and       misdemeanors)
                                                                                              name,principal          or party to
                                                               Country     Residence or         business            civil proceeding
                                            Directors /          of          business              and               for  securities
    Shareholder     Executive Officers      Trustees         Citizenship     address        address of employer     law violations
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Pentland Securities Andrew T. Molson      Eric H. Molson       Canada    38 Rosemont Avenue Chairman Emeritus           None
(1981) Inc.         (President)                                          Westmont, Quebec   of the Board of
                                                                         Canada H3Y 3G7     Directors Molson Coors
                    Eric H. Molson                                                          Brewing Company
                    (Vice-President)                                                        1555 Notre-Dame Street
                                                                                            East, 4th Floor
                    Stephen T. Molson                                                       Montreal, Quebec,
                    (Vice-President)                                                        Canada H2L 2R5
                                          ------------------------------------------------------------------------------------------
                                          Stephen T. Molson    Canada    411 Clarke Avenue  Vice-President              None
                                                                         Westmount,Quebec   The Molson Foundation -
                                                                         Canada H3Y 3C3     Fondation Molson (a
                                                                                            charitable foundation)
                                                                                            1555 Notre-Dame Street
                                                                                            East Montreal, Quebec,
                                                                                            Canada H2L 2R5
                                          ------------------------------------------------------------------------------------------
                                          Andrew T. Molson     Canada    348 Wood Avenue    Vice-Chairman               None
                                                                         Westmount, Quebec  RES PUBLICA
                                                                         Canada H3Z 1Z2     Consulting Group
                                                                                            2001 McGill College
                                                                                            Avenue, Suite 800
                                                                                            Montreal, Quebec,
                                                                                            Canada H3A 1G1
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4280661 Canada Inc. Andrew T. Molson      Eric H. Molson       Canada    38 Rosemont Avenue Chairman Emeritus           None
                    (President)                                          Westmont, Quebec   of the Board of
                                                                         Canada H3Y 3G7     Directors Molson Coors
                    Eric H. Molson                                                          Brewing Company
                    (Vice-President)                                                        1555 Notre-Dame Street
                                                                                            East, 4th Floor
                    Stephen T. Molson                                                       Montreal, Quebec,
                    (Vice-President)                                                        Canada H2L 2R5
                                          ------------------------------------------------------------------------------------------
                                          Stephen T. Molson    Canada    411 Clarke Avenue  Vice-President              None
                                                                         Westmount,Quebec   The Molson Foundation -
                                                                         Canada H3Y 3C3     Fondation Molson (a
                                                                                            charitable foundation)
                                                                                            1555 Notre-Dame Street
                                                                                            East Montreal, Quebec,
                                                                                            Canada H2L 2R5
                                          ------------------------------------------------------------------------------------------
                                          Andrew T. Molson     Canada    348 Wood Avenue    Vice-Chairman               None
                                                                         Westmount, Quebec  RES PUBLICA
                                                                         Canada H3Z 1Z2     Consulting Group
                                                                                            2001 McGill College
                                                                                            Avenue, Suite 800
                                                                                            Montreal, Quebec,
                                                                                            Canada H3A 1G1
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

                                                                                                                    Convictions for
                                                                                                                      crime (other
                                                                                                                      than traffic
                                                                                                                      violations or
                                                                                            Principal occupation       similar
                                                                                             or employment and       misdemeanors)
                                                                                              name,principal          or party to
                                                               Country     Residence or         business            civil proceeding
                                            Directors /          of          business              and               for  securities
    Shareholder     Executive Officers      Trustees         Citizenship     address        address of employer     law violations
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                                          Geoffrey E. Molson   Canada    723 Upper          Vice President,             None
                                                                         Lansdowne Avenue   Marketing  Molson Canada
                                                                         Westmount,Quebec   1320 Notre-Dame  Street
                                                                         Canada H3Y 1J5     East Montreal, Quebec,
                                                                                            Canada H2L 2R4
                                          ------------------------------------------------------------------------------------------
                                          M. Justin Molson     Canada    126 Skunk          Businessman                 None
                                                                         Hollow Road        126 Skunk Hollow Road
                                                                         Jericho, Vermont   Jericho,Vermont 05465
                                                                         05465  USA         USA
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Lincolnshire        Eric H. Molson        Eric H. Molson       Canada    38 Rosemont        Chairman Emeritus of        None
Holdings Limited    (President)                                          Avenue Westmount,  the Board of Directors
                                                                         Quebec Canada      Molson Coors Brewing
                    Stephen T. Molson                                    H3Y 3G7            Company
                    (Vice-President)                                                        1555 Notre-Dame Street
                                                                                            East, 4th Floor
                                                                                            Montreal, Quebec,
                                                                                            Canada H2L 2R5
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                                          Stephen T. Molson    Canada    411 Clarke Avenue  Vice-President              None
                                                                         Westmount, Quebec  The Molson Foundation -
                                                                         Canada  H3Y 3C3    Fondation Molson (a
                                                                                            charitable foundation)
                                                                                            1555 Notre-Dame Street
                                                                                            East  Montreal,
                                                                                            Quebec, Canada H2L 2R5
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
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

                                                                                                                    Convictions for
                                                                                                                      crime (other
                                                                                                                      than traffic
                                                                                                                      violations or
                                                                                            Principal occupation       similar
                                                                                             or employment and       misdemeanors)
                                                                                              name,principal          or party to
                                                               Country     Residence or         business            civil proceeding
                                            Directors /          of          business              and               for  securities
    Shareholder     Executive Officers      Trustees         Citizenship     address        address of employer     law violations
------------------------------------------------------------------------------------------------------------------------------------
                                          Geoffrey E. Molson   Canada    723 Upper          Vice President,             None
                                                                         Lansdowne Avenue   Marketing
                                                                         Westmount, Quebec  Molson Canada
                                                                         Canada H3Y 1J5     1320 Notre-Dame Street
                                                                                            East Montreal, Quebec,
                                                                                            Canada H2L 2R4
                                          ------------------------------------------------------------------------------------------
                                          M. Justin Molson     Canada    126 Skunk Hollow   Businessman                 None
                                                                         Road Jericho,      126 Skunk Hollow Road
                                                                         Vermont 05465      Jericho, Vermont 05465
                                                                         USA                USA
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Nooya Investments   Stephen T. Molson     Eric H. Molson       Canada    38 Rosemont Avenue Chairman Emeritus of        None
Limited             (President)                                          Westmount,Quebec   the Board Molson Coors
                                                                         Canada H3Y 3G7     Brewing Company
                    Eric H. Molson                                                          1555 Notre-Dame Street
                    (Vice-President)                                                        East, 4th Floor
                                                                                            Montreal, Quebec,
                                                                                            Canada  H2L 2R5
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                                          Stephen T. Molson    Canada    411 Clarke Avenue  Vice-President              None
                                                                         Westmount, Quebec  The Molson Foundation -
                                                                         Canada H3Y 3C3     Fondation Molson (a
                                                                                            charitable foundation)
                                                                                            1555 Notre-Dame Street
                                                                                            East Montreal, Quebec,
                                                                                            Canada H2L 2R5
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The ownership of Molson Coors Class A Common Stock (which, for purposes of this
Exhibit 99.1, includes all shares of Class A Common Stock and Class A exchangeable shares) by the persons listed in this Exhibit 99.1 is as follows:

1. Eric H. Molson:      as set forth in the Schedule 13D/A (Amendment No.2).
2. Stephen T. Molson:   as set forth in the Schedule 13D/A (Amendment No.2).
                        Nancy McLennan Molson, Stephen's spouse, owns 37 Molson
                        Coors Canada Class A Exchangeables.
3. Andrew T. Molson:    100 shares.
4. Geoffrey E. Molson:  1,632 shares
5. M. Justin Molson:    none

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